UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET CORE BOND FUND

FORM N-Q

MARCH 31, 2012

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 29.7%
CONSUMER DISCRETIONARY - 2.6%
Automobiles - 0.2%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	$3,980,000	$4,107,288	(a)

Hotels, Restaurants & Leisure - 0.2%
Marriott International Inc.	5.810%	11/10/15	4,400,000	4,808,413

Media - 1.5%
CBS Corp.	7.625%	1/15/16	2,750,000	3,194,463
Comcast Corp., Notes	6.500%	1/15/15	800,000	912,846
Comcast Corp., Notes	6.450%	3/15/37	345,000	412,903
Comcast Corp., Senior Notes	6.300%	11/15/17	3,120,000	3,764,158
Comcast Corp., Senior Notes	6.500%	1/15/17	1,500,000	1,794,719
Comcast Corp., Senior Notes	5.650%	6/15/35	3,330,000	3,637,995
Comcast Corp., Senior Notes	6.950%	8/15/37	290,000	367,161
Comcast Corp., Senior Notes	6.400%	3/1/40	910,000	1,119,103
News America Inc., Senior Notes	4.500%	2/15/21	60,000	63,980
News America Inc., Senior Notes	6.650%	11/15/37	700,000	815,945
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	4,040,000	5,093,652
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	5,590,000	5,962,272
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	310,000	404,118
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	2,230,000	2,851,951
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	510,000	522,539
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	1,420,000	1,693,114
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	3,740,000	4,029,768
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	230,000	240,931
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,420,000	2,657,765
Time Warner Inc., Senior Notes	6.250%	3/29/41	300,000	342,796
WPP Finance UK, Senior Notes	8.000%	9/15/14	950,000	1,089,195

Total Media				40,971,374

Multiline Retail - 0.2%
Target Corp.	4.000%	6/15/13	4,445,000	4,619,106

Specialty Retail - 0.5%
Autozone Inc.	6.950%	6/15/16	5,620,000	6,617,213
Home Depot Inc.	5.250%	12/16/13	2,740,000	2,958,657
Home Depot Inc.	5.400%	3/1/16	4,250,000	4,904,483

Total Specialty Retail				14,480,353

TOTAL CONSUMER DISCRETIONARY				68,986,534

CONSUMER STAPLES - 2.3%
Beverages - 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	4,720,000	5,546,925
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,960,000	2,260,858
Diageo Finance BV	3.250%	1/15/15	4,310,000	4,570,837
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	6,110,000	6,197,807	(a)

Total Beverages				18,576,427

Food & Staples Retailing - 0.6%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	2,464,451	2,535,304	(a)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	8,895,904	9,753,380
Safeway Inc., Senior Notes	3.950%	8/15/20	1,080,000	1,070,999
Safeway Inc., Senior Notes	4.750%	12/1/21	2,700,000	2,791,185

Total Food & Staples Retailing				16,150,868

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	6,540,000	7,560,521

Tobacco - 0.7%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,180,000	4,276,241
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,350,000	4,675,959
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	3,660,000	3,609,071

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco - continued
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	$2,100,000	$2,071,715
Reynolds American Inc., Senior Notes	7.250%	6/1/12	3,915,000	3,951,327

Total Tobacco				18,584,313

TOTAL CONSUMER STAPLES				60,872,129

ENERGY - 4.0%
Energy Equipment & Services - 0.1%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	2,950,000	3,356,156

Oil, Gas & Consumable Fuels - 3.9%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	499,204
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	8,640,000	10,266,195
Apache Corp., Senior Notes	5.100%	9/1/40	3,750,000	4,093,961
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	6,060,000	6,405,226
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	340,000	350,105
Conoco Funding Co.	7.250%	10/15/31	350,000	477,380
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	2,350,000	3,157,124
Devon Energy Corp., Senior Notes	5.600%	7/15/41	4,450,000	5,007,194
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,350,000	4,096,685
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	7,690,000	7,963,264
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	220,000	247,754
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	3,280,000	3,546,474
Hess Corp., Notes	7.875%	10/1/29	1,760,000	2,342,164
Hess Corp., Notes	7.300%	8/15/31	1,915,000	2,436,836
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,940,000	2,343,033
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	3,180,000	3,376,925
Noble Energy Inc., Senior Notes	4.150%	12/15/21	4,880,000	4,987,916
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	2,540,000	2,562,530
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,199,000	15,046,860
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,130,000	2,242,044
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,720,000	3,076,320
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,428,000	2,689,738
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	6,930,000	7,461,801
Shell International Finance BV, Senior Notes	4.375%	3/25/20	3,670,000	4,199,533
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,584,000	3,101,239
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	927,000	1,222,079

Total Oil, Gas & Consumable Fuels				103,199,584

TOTAL ENERGY				106,555,740

FINANCIALS - 12.9%
Capital Markets - 2.1%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/43	670,000	459,788	(b)
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	1,110,000	1,119,751
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	1,760,000	1,800,103
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	190,000	196,696
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	1,600,000	1,674,819
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	10,060,000	10,226,765
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	810,000	801,832
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	329,197
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	5,990,000	5,916,029
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	8,585,000	9,017,478
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,960,000	784,400	(a)(c)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	20,280,000	5,374,200	(a)(c)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	30,520,000	0	(a)(c)(e)(f)(g)
Lehman Brothers Holdings Capital Trust VII	5.857%	5/31/12	1,300,000	0	(b)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	29,990,000	0	(e)(f)(g)

Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	11,920,000	0	(e)(f)(g)
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	2,864,912
Morgan Stanley, Medium-Term Notes	1.015%	10/18/16	3,490,000	2,996,814	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	500,000	500,167

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Morgan Stanley, Senior Notes	5.500%	7/24/20	$2,270,000	$2,215,486
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	2,290,000	2,327,474
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	3,940,000	4,114,420
UBS AG, Senior Notes	2.250%	1/28/14	2,810,000	2,821,535

Total Capital Markets				55,541,866

Commercial Banks - 3.8%
Bank of Scotland PLC	5.250%	2/21/17	2,500,000	2,716,230	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	2,350,000	2,490,457	(a)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	230,000	231,150	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	2,110,000	2,169,580	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	4,480,000	4,466,457
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	3,850,000	4,034,704	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	20,000	21,605	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,110,000	1,134,796
Credit Agricole SA, Senior Notes	2.625%	1/21/14	1,890,000	1,849,868	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	8,670,000	8,063,100	(a)(b)(h)
Glitnir Banki HF, Notes	6.330%	7/28/11	6,080,000	1,641,600	(a)(c)(d)
Glitnir Banki HF, Notes	6.375%	9/25/12	8,920,000	2,408,400	(a)(c)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	1,600,000	0	(a)(c)(e)(f)(g)(h)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	11,830,000	0	(a)(c)(e)(f)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	3,105,000	2,196,788	(a)(b)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,890,000	1,805,596	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	17,170,000	729,725	(a)(c)(d)(e)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	670,000	719,179
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,230,000	5,089,899	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	6,053,000	7,687,310	(a)(b)(h)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	11,810,000	12,341,450	(a)(b)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium Term Notes	1.000%	9/29/17	3,300,000	2,260,500	(h)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	3,800,000	3,985,375
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	2,710,000	2,740,070
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	4,900,000	4,783,821	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	4,610,000	4,800,015	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	200,000	207,179	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/21/12	4,800,000	4,536,000	(b)(h)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,600,000	11,059,795
Wells Fargo & Co.	4.600%	4/1/21	530,000	568,382
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	2,120,000	2,263,978
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	1,640,000	1,654,924

Total Commercial Banks				100,657,933

Consumer Finance - 0.8%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,350,000	1,377,000	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	2,740,000	2,980,013
Capital One Financial Corp.	6.150%	9/1/16	2,770,000	3,044,551
HSBC Finance Corp.	7.000%	5/15/12	550,000	553,973
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	3,000,000	3,202,302
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	440,000	454,554
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	11,125,000	9,497,991
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	350,000	273,000

Total Consumer Finance				21,383,384

Diversified Financial Services - 4.9%
Air 2 US, Notes	8.027%	10/1/20	4,937,905	4,913,215	(a)
Bank of America Corp., Senior Notes	3.875%	3/22/17	1,020,000	1,025,625
Bank of America Corp., Senior Notes	5.000%	5/13/21	3,040,000	3,044,691
Citigroup Inc., Senior Notes	6.000%	12/13/13	8,800,000	9,323,574
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,170,000	2,354,456

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
Citigroup Inc., Senior Notes	5.500%	10/15/14	$860,000	$922,703
Citigroup Inc., Senior Notes	6.010%	1/15/15	6,760,000	7,344,767
Citigroup Inc., Senior Notes	5.875%	5/29/37	9,500,000	9,754,609
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	1,922,144
General Electric Capital Corp., Notes	5.300%	2/11/21	490,000	530,686
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	21,370,000	21,662,406
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,520,000	4,760,392
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	4,490,000	4,791,818
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,440,000	3,013,254
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	15,440,000	15,748,800	(b)
ILFC E-Capital Trust I	5.030%	12/21/65	10,600,000	7,050,696	(a)(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,160,000	3,047,200	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	1,260,000	1,330,875	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	4,530,000	4,852,762	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	1,980,000	2,027,255
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	530,000	541,519
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	3,770,000	3,904,989
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,355,000	3,828,853
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	3,600,000	3,934,505	(a)
Patrons’ Legacy	5.775%	12/23/63	5,652,980	5,474,346	(a)(f)
PHH Corp.	7.125%	3/1/13	3,410,000	3,456,887

Total Diversified Financial Services				130,563,027

Insurance - 0.8%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	8,390,000	7,551,000
American International Group Inc., Senior Notes	3.750%	11/30/13	1,600,000	1,618,469	(a)
American International Group Inc., Senior Notes	6.400%	12/15/20	870,000	984,604
ASIF Global Financing XIX	4.900%	1/17/13	1,210,000	1,229,856	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	5,560,000	5,448,800
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	2,710,000	3,356,145	(a)

Total Insurance				20,188,874

Real Estate Investment Trusts (REITs) - 0.1%
Health Care Property Investors Inc.	6.450%	6/25/12	3,550,000	3,591,421

Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	9,290,000	9,680,812

TOTAL FINANCIALS				341,607,317

HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,500,000	2,815,195

Health Care Providers & Services - 0.6%
AmerisourceBergen Corp.	5.625%	9/15/12	3,520,000	3,596,120
AmerisourceBergen Corp.	5.875%	9/15/15	3,050,000	3,490,438
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,580,000	1,668,971
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	600,000	690,178
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,750,000	2,031,612
WellPoint Inc., Notes	5.875%	6/15/17	900,000	1,050,868
WellPoint Inc., Notes	7.000%	2/15/19	2,780,000	3,451,790
WellPoint Inc., Senior Notes	3.700%	8/15/21	210,000	217,940

Total Health Care Providers & Services				16,197,917

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,170,000	1,234,938

Pharmaceuticals - 0.6%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	8,040,000	8,398,174	(a)
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	3,337,777

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pharmaceuticals - continued
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	$1,580,000	$1,926,807	(a)
Wyeth, Notes	5.950%	4/1/37	2,050,000	2,597,038

Total Pharmaceuticals				16,259,796

TOTAL HEALTH CARE				36,507,846

INDUSTRIALS - 1.7%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	4.875%	2/15/20	5,060,000	5,973,137
Raytheon Co., Senior Notes	3.125%	10/15/20	1,250,000	1,272,250

Total Aerospace & Defense				7,245,387

Air Freight & Logistics - 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,150,000	4,347,233

Airlines - 0.8%
Continental Airlines Inc.	6.820%	5/1/18	548,237	570,166
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,893,277	2,011,607
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	2,154,254	2,318,408
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	2,541,813	2,719,740
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	3,695,267	4,037,079
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,872,573
US Airways Pass-Through Trust	6.850%	1/30/18	5,963,872	5,725,317

Total Airlines				20,254,890

Building Products - 0.3%
Masco Corp.	7.125%	8/15/13	3,320,000	3,521,816
Masco Corp.	6.125%	10/3/16	4,120,000	4,355,170

Total Building Products				7,876,986

Commercial Services & Supplies - 0.1%
Waste Management Inc.	5.000%	3/15/14	3,440,000	3,695,802
Waste Management Inc.	7.375%	5/15/29	260,000	335,980

Total Commercial Services & Supplies				4,031,782

TOTAL INDUSTRIALS				43,756,278

MATERIALS - 1.9%
Chemicals - 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,040,000	1,102,520
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	680,000	768,530

Total Chemicals				1,871,050

Metals & Mining - 1.7%
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,560,000	1,562,977	(a)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	4,780,000	5,038,407
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	7,680,000	7,750,825
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	1,750,000	1,880,384	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	4,270,000	4,100,985
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	2,350,000	2,435,631
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	7,510,000	7,667,560
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	1,150,000	1,213,254
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	260,000	268,413
Vale Overseas Ltd., Notes	8.250%	1/17/34	775,000	1,013,501
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,199,000	6,030,003
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	6,742,000	6,771,975

Total Metals & Mining				45,733,915

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	1,530,000	1,566,191	(a)

TOTAL MATERIALS				49,171,156

TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.7%
AT&T Inc., Global Notes	5.500%	2/1/18	3,780,000	4,453,381

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Telecommunication Services - continued
AT&T Inc., Global Notes	6.550%	2/15/39	$2,160,000	$2,628,631
AT&T Inc., Senior Notes	3.875%	8/15/21	1,040,000	1,100,010
AT&T Inc., Senior Notes	5.350%	9/1/40	1,190,000	1,265,339
BellSouth Corp.	5.200%	9/15/14	4,270,000	4,699,404
CenturyTel Inc.	6.000%	4/1/17	4,120,000	4,379,918
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	4,640,000	5,239,790
SBC Communications Inc., Notes	5.100%	9/15/14	4,960,000	5,459,527
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	440,000	446,689
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	930,000	889,478
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	4,428,000	5,331,131
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	5,270,000	7,151,527
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	980,000	1,160,811

Total Diversified Telecommunication Services				44,205,636

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,710,000	3,155,248
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	1,950,000	2,168,392
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	45,000	38,587

Total Wireless Telecommunication Services				5,362,227

TOTAL TELECOMMUNICATION SERVICES				49,567,863

UTILITIES - 1.0%
Electric Utilities - 0.6%
Exelon Corp., Bonds	5.625%	6/15/35	155,000	167,241
FirstEnergy Corp., Notes	7.375%	11/15/31	7,140,000	8,789,797
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	5,650,000	6,749,880
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,200,000	1,172,929

Total Electric Utilities				16,879,847

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	6,673,737

Multi-Utilities - 0.1%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	2,050,000	2,096,531

TOTAL UTILITIES				25,650,115

TOTAL CORPORATE BONDS & NOTES (Cost - $859,732,233)				782,674,978

ASSET-BACKED SECURITIES - 1.9%
Amortizing Residential Collateral Trust, 2002-BC1M A	0.522%	1/1/32	1,256,885	813,971	(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.277%	7/25/32	1,649,633	1,262,354	(b)
Asset-Backed Funding Certificates, 2002-SB1 AII1	1.102%	12/25/30	809,489	689,584	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2010-3A A	4.640%	5/20/16	1,530,000	1,647,543	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	2,030,000	2,093,045	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	1,750,000	1,748,953	(a)
Bayview Financial Acquisition Trust, 2005-B M1	0.691%	4/28/39	610,000	452,496	(b)
Brazos Student Loan Finance Corp., 2009-1 AS	3.060%	12/27/39	5,900,000	6,081,053	(b)
CDC Mortgage Capital Trust, 2002-HE1 A	0.862%	1/25/33	327,178	243,340	(b)
CIT Group Home Equity Loan Trust, 2002-1 AV	0.822%	3/25/33	63,077	61,793	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.862%	9/25/33	348,041	301,492	(b)
Credit-Based Asset Servicing & Securitization LLC, 2006-MH1 M1	6.250%	10/25/36	3,715,000	3,558,609	(a)
Education Funding Capital Trust, 2004-1 A5	1.450%	6/15/43	3,200,000	2,956,000	(b)(f)
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	180,407	17,016	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.277%	11/22/31	1,650,000	1,371,822	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.755%	2/20/32	1,600,000	1,213,166	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Greenpoint Manufactured Housing, 2001-2 IIA2	3.751%	3/13/32	$2,250,000	$1,696,614	(b)
GSAMP Trust, 2006-S4 A1	0.332%	5/25/36	1,407,369	144,307	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	4,060,000	4,449,411	(a)
Keycorp Student Loan Trust, 2002-A 1A2	0.681%	8/27/31	3,561,871	3,182,814	(b)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.762%	1/21/31	109,479	69,231	(b)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.402%	10/25/36	2,838,759	1,010,930	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.022%	1/25/31	436,913	190,116	(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.922%	3/25/33	101,674	69,005	(b)
Residential Asset Securities Corp., 2001-KS2 AII	0.702%	6/25/31	202,353	139,157	(b)
Residential Asset Securities Corp., 2001-KS3 AII	0.702%	9/25/31	79,542	59,058	(b)
SACO I Trust, 2005-10 1A	0.762%	6/25/36	1,732,114	1,229,503	(b)
SACO I Trust, 2005-8 A1	0.802%	11/25/35	419,435	374,018	(b)
SLM Student Loan Trust, 2006-5 A5	0.670%	1/25/27	6,030,000	5,681,723	(b)
SLM Student Loan Trust, 2011-A A3	2.742%	1/15/43	3,125,000	3,065,850	(a)(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	3,115,691	2,814,154
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	1,987,568	1,990,021

TOTAL ASSET-BACKED SECURITIES (Cost - $53,534,955)				50,678,149

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.5%
American Home Mortgage Assets, 2006-4 1A12	0.452%	10/25/46	638,407	323,517	(b)
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	451,000	468,769
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	1,058,000	1,125,540	(b)
Banc of America Commercial Mortgage Inc., 2006-3 A4	5.889%	7/10/44	3,660,000	4,108,233	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.256%	11/25/34	8,961,352	8,804,152	(b)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	580,000	660,303	(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.412%	11/25/36	5,826,306	3,625,500	(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.642%	5/25/35	804,277	761,787	(a)(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.502%	6/25/35	6,345,124	3,758,953	(b)
Countrywide Home Loans, 2005-09 2A1	0.462%	5/25/35	4,349,257	2,782,833	(b)
Countrywide Home Loans, 2005-R3 AF	0.642%	9/25/35	1,127,478	934,624	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.542%	5/25/35	6,834,742	4,662,538	(b)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.419%	2/15/39	2,417,000	2,705,960	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.692%	6/25/34	1,011,203	884,736	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.532%	10/19/45	2,414,240	1,646,014	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	40,775	45,604
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	24,484	4,753
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	3,100,000	3,490,529
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	7,895,271	9,233,958
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	4,938	4,664
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	6,096,671	7,102,512
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.680%	7/25/21	12,680,132	1,483,702	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.062%	1/25/20	$18,214,291	$1,153,001	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.236%	4/25/20	33,041,516	2,381,005	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.681%	6/25/20	33,204,837	3,313,046	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.278%	4/25/21	25,641,842	2,234,687	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.586%	10/25/21	7,826,574	887,033	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.609%	12/25/21	6,050,000	620,010	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.093%	5/25/18	15,798,234	1,693,102	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.011%	8/25/18	5,965,928	631,088	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.407%	6/25/46	13,467,025	1,157,665	(b)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.258%	10/25/40	5,665,358	778,848	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	6,500,000	6,929,760
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.288%	12/25/40	2,579,032	371,967	(b)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.438%	7/25/41	6,809,444	1,020,949	(b)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.708%	9/25/41	10,808,049	1,969,893	(b)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	10,500,000	12,336,888
Federal National Mortgage Association (FNMA), 2012-28 B	6.500%	6/25/39	1,900,000	2,158,654
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	25,100,000	28,268,875	(f)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	3,953,810	563,501
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	1,654,564	249,251
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	832,032	121,992	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	772,267	124,182	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	746,697	110,232
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	4,621,418	814,724
Federal National Mortgage Association (FNMA), Grantor Trust, 2011-T2 A1	2.500%	8/25/51	1,470,816	1,449,672
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	4,154	631
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	3	74
Federal National Mortgage Association (FNMA), IO PAC	1,009.250%	8/25/21	180	4,772

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	$29,577	$28,192
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	2,575,000	2,798,173
Government National Mortgage Association (GNMA), 2008-60 SH, IO	5.908%	7/16/38	1,386,335	220,099	(b)
Government National Mortgage Association (GNMA), 2009-087 SI, IO	6.508%	2/20/35	1,959,936	364,212	(b)
Government National Mortgage Association (GNMA), 2009-087 TS, IO	5.858%	7/20/35	3,481,495	554,832	(b)
Government National Mortgage Association (GNMA), 2009-106 PD	4.500%	4/20/38	3,000,000	3,350,412
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.308%	11/20/38	2,551,267	400,445	(b)
Government National Mortgage Association (GNMA), 2010-014 SA, IO	7.758%	12/20/32	1,791,817	302,891	(b)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.758%	2/16/40	1,950,695	379,519	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.258%	3/20/39	2,091,061	331,219	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.238%	4/20/40	963,181	159,170	(b)
Government National Mortgage Association (GNMA), 2010-042 PC	5.000%	7/20/39	5,000,000	5,802,897
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.308%	4/16/34	2,311,533	210,624	(b)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.308%	12/20/38	84,170	13,221	(b)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.258%	5/20/40	3,584,610	634,798	(b)
Government National Mortgage Association (GNMA), 2010-059 LB	4.500%	10/20/39	2,900,000	3,232,777
Government National Mortgage Association (GNMA), 2010-059 PB	4.500%	7/20/39	6,700,000	7,430,662
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.258%	5/20/40	5,156,118	890,823	(b)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.258%	5/20/40	1,137,163	180,854	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.408%	1/20/40	1,374,479	235,013	(b)
Government National Mortgage Association (GNMA), 2010-086 PB	4.500%	10/20/39	17,505,000	19,503,485
Government National Mortgage Association (GNMA), 2010-101 NI, IO	5.000%	11/20/36	5,102,884	667,340
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.758%	9/20/40	4,752,370	755,763	(b)
Government National Mortgage Association (GNMA), 2010-121 SE, IO	5.758%	9/20/40	4,183,614	669,971	(b)
Government National Mortgage Association (GNMA), 2010-167 US, IO	6.388%	11/20/38	1,666,838	227,339	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.794%	3/20/60	653,093	650,350	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.244%	5/20/60	1,611,480	1,639,680	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.615%	8/20/58	951,512	942,049	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.665%	12/20/60	5,215,641	5,155,140	(b)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.938%	9/20/40	2,692,013	443,960	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.758%	1/20/41	$2,864,256	$451,696	(b)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.758%	3/16/41	1,068,853	142,999	(b)
Government National Mortgage Association (GNMA), 2011-032 SD, IO	5.758%	3/20/41	1,679,783	264,835	(b)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.888%	2/16/36	7,151,928	1,066,856	(b)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.458%	12/16/36	3,256,976	619,184	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	5,900,000	6,630,666
Government National Mortgage Association (GNMA), 2011-H08 FG	0.745%	3/20/61	4,682,783	4,593,810	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.765%	3/20/61	3,663,865	3,644,480	(b)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.462%	6/25/45	4,687,578	3,157,628	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.502%	10/25/45	866,918	568,858	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.883%	7/10/38	4,000,000	4,531,084	(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.592%	3/25/35	10,541,319	8,616,854	(a)(b)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	1,986,376	2,035,481
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.582%	6/20/35	666,232	548,396	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.592%	8/25/36	1,675,974	1,496,399	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 A4	5.399%	5/15/45	1,550,000	1,744,778
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	805,000	862,223
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	720,000	788,602
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	2,380,000	2,723,279	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.617%	7/15/46	31,142,571	2,390,504	(a)(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.752%	3/15/36	2,368,470	2,070	(a)(b)(c)
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	494,000	553,801
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	1,980,000	2,239,329	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	2,940,000	3,330,682	(b)
Luminent Mortgage Trust, 2007-2 2A1	0.472%	5/25/37	222,890	113,112	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.298%	12/25/34	116,402	94,418	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	699,269	699,101	(a)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	1,578,353	1,745,811	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.512%	4/25/35	451,960	356,823	(b)
MLCC Mortgage Investors Inc., 2003-B A1	0.922%	4/25/28	1,428,505	1,327,480	(b)
MLCC Mortgage Investors Inc., 2006-1 1A	2.282%	2/25/36	362,128	301,567	(b)
Morgan Stanley Capital I, 2007-IQ16 A4	5.809%	12/12/49	3,910,000	4,474,631
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.481%	7/25/35	2,374,184	1,727,917	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	12,555,902	12,342,979	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	4,974,855	4,970,905	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	33,068,066	26,223,439	(a)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	11,858,327	11,986,302
Structured ARM Loan Trust, 2005-19XS 1A1	0.562%	10/25/35	929,716	572,279	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	6,875,279	7,037,405
Structured Mortgage Asset Residential Trust, 1991-8 E, IO	0.015%	1/25/23	184,000	34	(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	$786,000	$877,129
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	1,088,338	1,116,909
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.512%	12/25/45	11,965,835	9,766,981	(b)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR1 A2A1	0.582%	1/25/45	667,637	531,891	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.665%	4/25/36	2,160,253	1,776,914	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $344,766,348)				329,189,114

MORTGAGE-BACKED SECURITIES - 28.2%
FHLMC - 2.3%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/13-5/1/29	286,196	310,508
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-8/1/35	12,267,910	13,429,278
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-8/1/33	6,082,708	6,593,604
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	1,212,158	1,409,291
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	1,808,719	2,039,189
Federal Home Loan Mortgage Corp. (FHLMC)	2.480%	10/1/35	1,197,334	1,277,696	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.868%	8/1/37	5,552,688	5,949,314	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	5/14/42	5,000,000	5,107,031	(i)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	5/14/42	9,000,000	9,390,938	(i)
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	12/1/99	12,500,000	12,666,015
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/14/42	2,200,000	2,387,000	(i)

Total FHLMC				60,559,864

FNMA - 18.4%
Federal National Mortgage Association (FNMA)	7.000%	6/1/12-2/1/39	15,399,622	17,713,692
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	3,684	3,694
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-9/1/41	34,935,767	37,374,953
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-12/1/41	40,252,430	42,293,197
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-1/1/39	28,928,244	31,387,986
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	267,529	290,714
Federal National Mortgage Association (FNMA)	6.000%	1/1/26-12/1/39	39,964,498	44,176,410
Federal National Mortgage Association (FNMA)	3.000%	4/17/27	33,000,000	34,160,155	(i)
Federal National Mortgage Association (FNMA)	3.500%	4/17/27-5/14/42	35,250,000	36,722,484	(i)
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-6/1/40	17,710,554	19,898,370
Federal National Mortgage Association (FNMA)	2.849%	6/1/35	3,639,149	3,872,977	(b)
Federal National Mortgage Association (FNMA)	4.341%	7/1/35	1,088,298	1,152,881	(b)
Federal National Mortgage Association (FNMA)	2.378%	8/1/35	514,568	548,349	(b)
Federal National Mortgage Association (FNMA)	2.435%	9/1/35	2,218,720	2,366,078	(b)
Federal National Mortgage Association (FNMA)	2.442%	9/1/35	1,057,202	1,127,332	(b)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	27,801,888	30,404,149
Federal National Mortgage Association (FNMA)	2.147%	10/1/35	4,907,298	5,100,756	(b)
Federal National Mortgage Association (FNMA)	2.375%	10/1/35	1,667,218	1,777,170	(b)
Federal National Mortgage Association (FNMA)	2.487%	10/1/35	1,082,315	1,154,368	(b)
Federal National Mortgage Association (FNMA)	3.173%	10/1/35	942,815	998,979	(b)
Federal National Mortgage Association (FNMA)	2.120%	11/1/35	2,304,173	2,402,189	(b)
Federal National Mortgage Association (FNMA)	2.126%	11/1/35	1,791,487	1,863,498	(b)
Federal National Mortgage Association (FNMA)	2.129%	11/1/35	2,041,992	2,127,838	(b)
Federal National Mortgage Association (FNMA)	2.132%	11/1/35	2,155,147	2,246,358	(b)
Federal National Mortgage Association (FNMA)	2.152%	11/1/35	1,549,652	1,614,183	(b)
Federal National Mortgage Association (FNMA)	2.086%	2/1/37	11,745,498	12,421,773	(b)
Federal National Mortgage Association (FNMA)	4.000%	5/14/42	67,000,000	70,098,750	(i)
Federal National Mortgage Association (FNMA)	4.500%	5/14/42	65,100,000	69,138,238	(i)
Federal National Mortgage Association (FNMA)	2.500%	12/1/99	10,300,000	10,414,266

Total FNMA				484,851,787

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - continued
GNMA - 7.5%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	$54,698	$56,989
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	111,584	125,004
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	153,800	178,858
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	25,952,269	30,138,758
Government National Mortgage Association (GNMA)	6.000%	3/15/26-11/20/40	33,944,142	38,307,299
Government National Mortgage Association (GNMA)	5.500%	1/15/33	91,005	102,297
Government National Mortgage Association (GNMA)	5.000%	10/20/39-11/20/40	20,229,437	22,307,084
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	23,237,010	25,348,773
Government National Mortgage Association (GNMA)	3.500%	4/19/42	10,800,000	11,253,937	(i)
Government National Mortgage Association (GNMA)	4.000%	4/19/42	20,400,000	21,885,407	(i)
Government National Mortgage Association (GNMA)	4.500%	4/19/42	36,100,000	39,275,674	(i)
Government National Mortgage Association (GNMA)	5.000%	4/19/42	3,800,000	4,184,750	(i)
Government National Mortgage Association (GNMA)	5.500%	4/19/42	900,000	1,000,125	(i)
Government National Mortgage Association (GNMA)	6.000%	4/19/42	2,700,000	3,046,781	(i)

Total GNMA				197,211,736

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $727,904,197)				742,623,387

MUNICIPAL BONDS - 1.7%
California - 0.5%
California State, GO, Build America Bonds	7.300%	10/1/39	3,760,000	4,707,858
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	1,710,000	2,289,194
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	2,350,000	2,839,717
University of California Revenues	4.858%	5/15/12	2,480,000	2,426,779

Total California				12,263,548

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	2,250,000	2,502,360
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,260,000	1,394,442

Total Georgia				3,896,802

Illinois - 0.2%
Cook County, IL, GO, Build America Bonds	6.229%	11/15/34	400,000	462,132
Illinois State, GO	5.665%	3/1/18	2,190,000	2,388,742
Illinois State, GO	5.877%	3/1/19	2,270,000	2,496,705

Total Illinois				5,347,579

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Ohio - 0.1%
American Municipal Power-Ohio Inc., OH, Revenue., Build America Bonds, Meldhal Hydroelectric	6.270%	2/15/50	$350,000	$385,784
Student Loan Funding Corp., Cincinnati Ohio Student Loan Revenue	0.341%	9/1/47	3,000,000	2,715,000	(b)(j)

Total Ohio				3,100,784

Pennsylvania - 0.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	3.496%	5/1/46	12,550,000	11,608,750	(b)(f)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	16.710%	5/1/46	6,325,000	5,850,625	(b)(f)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	2.049%	6/1/47	400,000	366,000	(b)(f)

Total Pennsylvania				17,825,375

Texas - 0.1%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.742%	6/25/42	3,000,000	2,505,000	(b)

TOTAL MUNICIPAL BONDS (Cost - $41,841,770)				44,939,088

SOVEREIGN BONDS - 0.1%
Mexico - 0.0%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000	185,040
United Mexican States, Medium-Term Notes	7.500%	4/8/33	302,000	419,780

Total Mexico				604,820

Russia - 0.1%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	1,361,065	1,628,174	(a)

TOTAL SOVEREIGN BONDS (Cost - $1,902,093)				2,232,994

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.0%
U.S. Government Agencies - 3.8%
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.625%	11/23/35	12,290,000	13,720,974
Federal National Mortgage Association (FNMA)	9.750%	5/1/42	6,900,000	7,919,906	(f)
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	3,315,000	4,703,488
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	27,330,000	21,134,863
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	3,135,000	4,143,413
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	2,610,000	2,651,598
Financing Corp. (FICO) Strip	0.000%	4/5/19	1,150,000	983,195
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	5,910,000	5,146,209
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,670,000	1,494,637
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,280,000	5,567,729
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,100,000	8,878,860
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	4,920,000	4,219,776
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	820,000	696,180
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,060,000	4,501,654
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	5,990,000	5,265,779
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	310,000	259,771
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,574,317
Tennessee Valley Authority, Notes	5.250%	9/15/39	3,550,000	4,256,464

Total U.S. Government Agencies				99,118,813

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

,SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - 14.2%
U.S. Treasury Bonds	4.375%	5/15/40	$1,700,000	$2,042,922
U.S. Treasury Bonds	4.375%	5/15/41	20,525,000	24,674,909
U.S. Treasury Bonds	3.125%	11/15/41	43,130,000	41,371,115
U.S. Treasury Notes	0.500%	5/31/13	420,000	421,214
U.S. Treasury Notes	0.250%	1/31/14	920,000	918,671
U.S. Treasury Notes	0.250%	9/15/14	270,000	268,734
U.S. Treasury Notes	0.375%	3/15/15	4,440,000	4,423,004
U.S. Treasury Notes	1.000%	9/30/16	10,040,000	10,073,724
U.S. Treasury Notes	0.875%	2/28/17	1,190,000	1,181,633
U.S. Treasury Notes	1.000%	3/31/17	28,430,000	28,358,925
U.S. Treasury Notes	1.750%	10/31/18	16,280,000	16,538,185
U.S. Treasury Notes	1.250%	1/31/19	30,210,000	29,577,463
U.S. Treasury Notes	1.375%	2/28/19	79,890,000	78,754,044
U.S. Treasury Notes	1.625%	3/31/19	40,000,000	39,696,880
U.S. Treasury Notes	2.000%	11/15/21	98,020,000	96,496,083	(k)
U.S. Treasury Notes	2.000%	2/15/22	720,000	706,162

Total U.S. Government Obligations				375,503,668

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $461,565,822)				474,622,481

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.3%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	20,418,280	25,972,685	(k)(l)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	15,839,817	19,412,441	(k)
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	15,247,187	15,281,737

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $50,596,624)				60,666,863

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $4,079,484)	5.375%		44	127,600	*

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 2-Year Futures, Put @ $99.00		9/14/12	253	178,681
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	960	672,000

TOTAL PURCHASED OPTIONS (Cost - $696,817)				850,681

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,546,620,343)				2,488,605,335

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 20.8%
U.S. Government Agencies - 9.7%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	84,990,000	84,978,186	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.060%	7/17/12	70,000,000	69,989,710	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.075%	5/9/12	30,990,000	30,987,612	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	10/15/12	70,000,000	69,958,070	(m)

Total U.S. Government Agencies (Cost - $255,908,247)				255,913,578

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Repurchase Agreements - 11.1%
Barclays Capital Inc. tri-party repurchase agreement dated 3/30/12; Proceeds at maturity - $206,471,032; (Fully collateralized by U.S. government obligations, 4.125% due 5/15/15; Market value - $210,600,000	0.060%	4/2/12	$206,470,000	$206,470,000
Deutsche Bank Securities Inc. repurchase agreement dated 3/30/12; Proceeds at maturity - $72,964,547; (Fully collateralized by U.S. government agency obligations, 1.125% due 2/27/14; Market value - $74,423,283	0.090%	4/2/12	72,964,000	72,964,000
Goldman Sachs & Co. repurchase agreement dated 3/30/12; Proceeds at maturity - $14,071,082; (Fully collateralized by U.S. government agency obligations, 3.630% due 9/6/16; Market value - $14,356,925	0.070%	4/2/12	14,071,000	14,071,000

Total Repurchase Agreements (Cost - $293,505,000)				293,505,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $549,413,247)				549,418,578

TOTAL INVESTMENTS - 115.2% (Cost - $3,096,033,590#)				3,038,023,913
Liabilities in Excess of Other Assets - (15.2)%				(401,447,524)

TOTAL NET ASSETS - 100.0%				$2,636,576,389

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Illiquid security.

(d)	The maturity principal is currently in default as of March 31, 2012.

(e)	The coupon payment on these securities is currently in default as of March 31, 2012.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Value is less than $1.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(k)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(m)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
SCHEDULE OF WRITTEN OPTIONS
Eurodollar Mid Curve 2-Year Futures, Put	9/14/12	$98.75	253	$110,688
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.25	960	372,000
U.S. Treasury 10-Year Notes, Call	5/25/12	133.50	463	36,172
U.S. Treasury 10-Year Notes, Put	5/25/12	127.50	299	112,125
U.S. Treasury 10-Year Notes, Put	5/25/12	126.00	206	38,625

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

		STRIKE RATE	NOTIONAL PAR
SCHEDULE OF WRITTEN OPTIONS - continued
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86%	25,300,000	$4,863,818
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	25,300,000	159,191

TOTAL WRITTEN OPTIONS (Premiums received - $3,919,790)				$5,692,619

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Core Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective May 1, 2012, the Fund changed its name to Western Asset Core Bond Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$777,200,632	$5,474,346	$782,674,978
Asset-backed securities	—	50,678,149	—	50,678,149
Collateralized mortgage obligations	—	329,189,114	—	329,189,114
Mortgage-backed securities	—	742,623,387	—	742,623,387
Municipal bonds	—	44,939,088	—	44,939,088
Sovereign bonds	—	2,232,994	—	2,232,994
U.S. government & agency obligations	—	474,622,481	—	474,622,481
U.S. treasury inflation protected securities	—	60,666,863	—	60,666,863
Convertible preferred stocks	—	127,600	—	127,600
Purchased options	$850,681	—	—	850,681

Total long-term investments	$850,681	$2,482,280,308	$5,474,346	$2,488,605,335

Short-term investments†	—	549,418,578	—	549,418,578

Total investments	$850,681	$3,031,698,886	$5,474,346	$3,038,023,913

Other financial instruments:
Futures contracts	$1,423,018	—	—	$1,423,018
Interest rate swaps	—	$2,993,638	—	2,993,638
Credit default swaps on corporate issues - sell protection	—	516,786	—	516,786
Credit default swaps on corporate issues - buy protection	—	911,505	—	911,505
Credit default swaps on credit indices - sell protection‡	—	505,240	—	505,240
Credit default swaps on credit indices - buy protection‡	—	3,359,793	—	3,359,793
Total return swaps	—	62,822	—	62,822

Total other financial instruments	1,423,018	8,349,784	—	9,772,802

Total	$2,273,699	$3,040,048,670	$5,474,346	$3,047,796,715

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$669,610	$5,023,009	—	$5,692,619
Futures contracts	2,724,295	—	—	2,724,295
Interest rate swaps	—	6,767,154	—	6,767,154
Credit default swaps on corporate issues - sell protection‡	—	416,872	—	416,872
Credit default swaps on corporate issues - buy protection	—	218,352	—	218,352
Credit default swaps on credit indices - sell protection‡	—	3,212,590	—	3,212,590

Total	$3,393,905	$15,637,977	—	$19,031,882

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2011	$5,538,225
Accrued premiums/discounts	(4)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(1)	(63,875)
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of March 31, 2012	$5,474,346

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012(1)	$(63,875)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Notes to Schedule of Investments (unaudited) (continued)

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2012, the total notional value of all credit default swaps to sell protection is $108,040,281. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of

Notes to Schedule of Investments (unaudited) (continued)

protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(l) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Notes to Schedule of Investments (unaudited) (continued)

(m) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held written options, interest rate swaps and credit default swaps with credit related contingent features which had a liability position of $16,307,587. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o)	Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$113,387,516
Gross unrealized depreciation	(171,397,193)

Net unrealized depreciation	$(58,009,677)

At March 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	434	6/12	$68,176,629	$65,520,437	$(2,656,192)
Contracts to Sell:
90-Day Eurodollar	74	6/12	18,344,947	18,413,050	(68,103)
U.S. Treasury 2-Year Notes	12	6/12	2,643,539	2,641,686	1,853
U.S. Treasury 5-Year Notes	370	6/12	45,506,493	45,339,453	167,040
U.S. Treasury 10-Year Notes	39	6/12	5,054,217	5,049,890	4,327
U.S. Treasury 30-Year Bonds	293	6/12	41,610,548	40,360,750	1,249,798

					$1,354,915

Net Unrealized Loss on Open Futures Contracts					$(1,301,277)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	339,480,175	$15,910,511
Options written	2,345	955,332
Options closed	(288,880,339)	(12,946,053)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2012	50,602,181	$3,919,790

At March 31, 2012, the Fund held TBA securities with a total cost of $699,148,071.

At March 31, 2012, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC	$4,700,000	3/1/13	5.104% semi-annually	3-Month LIBOR	—	$(198,341)
Banc of America Securities LLC	2,740,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	(226,121)
Banc of America Securities LLC	4,400,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(623,307)
Banc of America Securities LLC	2,750,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(465,059)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(785,940)
Barclays Capital Inc.	3,550,000	6/25/12	5.060% semi-annually	3-Month LIBOR	—	(38,324)
Barclays Capital Inc.	3,520,000	9/15/12	5.189% semi-annually	3-Month LIBOR	—	(76,665)
Barclays Capital Inc.	34,420,000	1/17/22	2.065% semi-annually	3-Month LIBOR	—	622,030
Barclays Capital Inc.	48,710,000	1/27/22	2.097% semi-annually	3-Month LIBOR	—	760,440
Credit Suisse First Boston Inc.	3,020,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(186,250)
Credit Suisse First Boston Inc.	3,290,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(293,542)
Credit Suisse First Boston Inc.	3,050,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(449,435)
Credit Suisse First Boston Inc.	2,420,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(478,300)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(964,242)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(844,727)
Deutsche Bank AG	32,030,000	1/27/22	2.104% semi-annually	3-month LIBOR	—	480,317
JPMorgan Chase & Co.	4,270,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(454,729)
RBS Greenwich	4,250,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(682,172)
RBS Securities Inc.	61,030,000	1/17/22	2.060% semi-annually	3-Month LIBOR	—	1,130,851

Total	$232,010,000				—	$(3,773,516)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2012[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	$1,700,000	3/20/15	1.83%	2.930% quarterly	$53,986	—	$53,986
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	5,720,000	6/20/18	2.18%	1.000% quarterly	(375,109)	$(212,401)	(162,708)
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	25,000,000	6/20/12	1.46%	0.720% quarterly	(41,763)	—	(41,763)
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	9,100,000	9/20/12	1.46%	6.100% quarterly	202,578	—	202,578
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	9,100,000	9/20/12	1.46%	6.000% quarterly	198,215	—	198,215
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	10,000,000	9/20/12	1.46%	2.750% quarterly	62,007	—	62,007

Total	$60,620,000				$99,914	$(212,401)	$312,315

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (Home Depot Inc., 5.875%, due 12/16/36)	$2,740,000	12/20/13	0.635% quarterly	$(22,480)	—	$(22,480)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12)	4,400,000	12/20/15	0.730% monthly	(16,844)	—	(16,844)
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	4,120,000	12/20/16	1.040% quarterly	344,413	—	344,413
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	3,410,000	3/20/13	1.050% monthly	194,358	—	194,358
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	1.130% quarterly	(52,184)	—	(52,184)
Barclays Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)	3,520,000	9/20/12	0.500% quarterly	(5,924)	—	(5,924)
Barclays Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	3,550,000	6/20/12	0.630% quarterly	(3,225)	—	(3,225)
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 5.875%, due 9/15/15)	3,050,000	9/20/15	0.900% quarterly	(44,786)	—	(44,786)
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	3,320,000	9/20/13	0.750% quarterly	21,977	—	21,977
Credit Suisse First Boston Inc. (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	0.690% quarterly	105,371	—	105,371
Credit Suisse First Boston Inc. (Waste Management Inc., 5.000%, due 3/15/14)	3,290,000	3/20/14	0.490% quarterly	(2,996)	—	(2,996)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.580% quarterly	(46,081)	—	(46,081)
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	4,120,000	3/20/17	0.890% quarterly	240,772	—	240,772
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	4,270,000	9/20/14	0.280% quarterly	4,614	—	4,614
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.480% monthly	(23,832)	—	(23,832)

Total	$54,830,000			$693,153	—	$693,153

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (PrimeX.FRM.1)	$8,147,281	7/25/36	4.420% monthly	$505,240	$717,970	$(212,730)
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	3,886,000	3/15/49	0.070% quarterly	(191,455)	(227,158)	35,703
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	2,193,000	3/15/49	0.070% monthly	(108,045)	(128,240)	20,195
Credit Suisse First Boston Inc. (CMBX NA AM 1)	1,339,000	10/12/52	0.500% monthly	(105,924)	(122,261)	16,337
Credit Suisse First Boston Inc. (CMBX NA AM 1)	1,931,000	10/12/52	0.500% monthly	(152,756)	(187,512)	34,756
Credit Suisse First Boston Inc. (CMBX NA AM 1)	7,839,000	10/12/52	0.500% monthly	(620,121)	(340,180)	(279,941)
Deutsche Bank AG (CMBX.NA.AM.2)	2,300,000	3/15/49	0.500% monthly	(276,411)	(130,746)	(145,665)
Goldman Sachs Group Inc. (CMBX 3.2007-1 AAA)	1,871,000	12/13/49	0.080% monthly	(126,560)	(218,687)	92,127
Goldman Sachs Group Inc. (CMBX NA AM 1)	1,180,000	10/12/52	0.500% monthly	(93,346)	(107,380)	14,034
Goldman Sachs Group Inc. (CMBX.NA.AM.1)	1,280,000	10/12/52	0.500% monthly	(101,257)	(102,400)	1,143
JPMorgan Chase & Co. (CMBX NA AM 1)	1,461,000	10/12/52	0.500% monthly	(115,575)	(140,973)	25,398
JPMorgan Securities Inc. (CMBX NA AM 2)	3,900,000	3/15/49	0.500% monthly	(468,697)	(221,700)	(246,997)
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	1,220,000	3/15/49	0.070% monthly	(60,107)	(66,793)	6,686
RBS Securities Inc. (CMBX NA AM 1)	936,000	10/12/52	0.050% monthly	(74,044)	(89,726)	15,682
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	3,322,000	3/15/49	0.070% monthly	(163,668)	(190,156)	26,488
UBS Warburg LLC (CMBX NA AM 2)	2,191,000	3/15/49	0.500% monthly	(263,311)	(396,363)	133,052
UBS Warburg LLC (CMBX NA AM 2)	2,424,000	3/15/49	0.500% monthly	(291,313)	(483,460)	192,147

Total	$47,420,281			$(2,707,350)	$(2,435,765)	$(271,585)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Citigroup Global Markets (CMBX 4 2007-2 AAA)	$1,620,000	2/17/51	0.350% monthly	$113,111	$191,434	$(78,323)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	6,229,000	10/12/52	0.100% monthly	193,455	277,456	(84,001)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	3,070,000	10/12/52	0.100% monthly	95,345	118,458	(23,113)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	3,320,000	10/12/52	0.100% monthly	103,110	132,688	(29,578)
Credit Suisse First Boston Inc. (CMBX NA AM 4)	7,900,000	2/17/51	0.500% monthly	1,481,250	727,348	753,902
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	2,856,000	10/12/52	0.100% monthly	88,699	115,900	(27,201)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	9,570,000	10/12/52	0.100% monthly	297,216	495,298	(198,082)
JPMorgan Securities Inc. (CMBX.4.2007-2 AAA)	1,376,000	2/17/51	0.350% monthly	96,074	86,155	9,919
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	5,440,000	10/12/52	0.100% quarterly	168,951	209,836	(40,885)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	5,239,000	10/12/52	0.100% monthly	162,708	271,146	(108,438)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	3,411,000	10/12/52	0.100% monthly	105,936	168,176	(62,240)
UBS Warburg LLC (CMBX 4 2007-2 AM)	524,000	2/17/51	0.500% monthly	98,250	101,750	(3,500)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	1,062,000	2/17/51	0.500% monthly	199,125	207,541	(8,416)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	835,000	2/17/51	0.500% monthly	156,563	160,072	(3,509)

Total	$52,452,000			$3,359,793	$3,263,258	$96,535

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)		UNREALIZED APPRECIATION
Goldman Sachs Group Inc.	$4,219,195	1/12/40	1-month LIBOR	IOS.FN30.450.09		$(30,273)	$93,095

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market value (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

	Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest rate risk	$850,681	$(5,692,619)	$1,423,018	$(2,724,295)	$(3,710,694)	$(9,853,909)
Credit risk	—	—	—	—	1,445,510	1,445,510

Total	$850,681	$(5,692,619)	$1,423,018	$(2,724,295)	$(2,265,184)	$(8,408,399)

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,137,584
Written options	11,494,292
Futures contracts (to buy)	103,226,383
Futures contracts (to sell)	273,802,725

Average Notional Balance
Interest rate swap contracts	$190,572,500
Credit default swap contracts (to buy protection)	110,498,000
Credit default swap contracts (to sell protection)	106,162,239
Total return swap contracts	15,608,450

Notes to Schedule of Investments (unaudited) (continued)

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 29, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2012